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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1999 appearing on page 50 of Schlumberger Limited's Annual Report on Form 10-K for the year ended December 31, 1998.



PricewaterhouseCoopers LLP
New York, New York
June 25, 1999